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                                                                   Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-4 of Genzyme Corporation of our report dated February 22, 2000, relating to the financial statements of RenaGel LLC, which appears in GelTex Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 1, 2000